NUVEEN STRATEGIC MUNICIPAL OPPORTUNITIES FUND

SUPPLEMENT DATED JUNE 30, 2016

TO THE PROSPECTUS DATED AUGUST 31, 2015

1.	The section “Fund Summaries—Nuveen Strategic Municipal Opportunities Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees[3]	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.00%
Other Expenses[4]	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.33%	2.13%	1.13%
Fee Waivers and/or Expense Reimbursements[3,5]	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.81%	1.61%	0.61%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	Other Expenses are based on estimated amounts for the current fiscal year.
5	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to August 31, 2017 only with the approval of the Board of Trustees of the Fund.

2.	The section “Fund Summaries—Nuveen Strategic Municipal Opportunities Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond August 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$380	$164	$62	$380	$164	$62
3 Years	$650	$608	$299	$650	$608	$299
5 Years	$950	$1,088	$563	$950	$1,088	$563
10 Years	$1,802	$2,414	$1,320	$1,802	$2,414	$1,320

3.	The second paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” is deleted in its entirety and replaced with the following:

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Short Duration High Yield Municipal Bond Fund	Nuveen Strategic Municipal Opportunities Fund
For the first $125 million	0.4000%	0.3500%
For the next $125 million	0.3875%	0.3375%
For the next $250 million	0.3750%	0.3250%
For the next $500 million	0.3625%	0.3125%
For the next $1 billion	0.3500%	0.3000%
For net assets over $2 billion	0.3250%	0.2750%

4.	The sixth paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” is deleted in its entirety and replaced with the following:

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through August 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of shares for Nuveen Strategic Municipal Opportunities Fund. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

PLEASE KEEP THIS WITH YOUR

PROSPECTUS

FOR FUTURE REFERENCE

MGN-SMOPP-0616P